UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)   June 23, 2005
                                           -----------------


                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)


        California                     0-31525                  68-0352144
----------------------------      -------------------     ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
     Of incorporation)               File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (916) 565-6100
                                                      ----------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events

On June 23, 2005, the registrant received a full pay-off of the former Bank of Amador construction loan that was identified on page 5 of the joint proxy statement-prospectus (the "Proxy Statement") dated October 15, 2004 and mailed to shareholders on or about October 22, 2004. As described in the Proxy Statement the original cash payment distributed to the former Bank of Amador was reduced by the holdback as a result of the loan. The holdback equaled $1,362,000 in total or the equivalent of $0.947 in cash per share. The registrant has instructed its stock transfer agent to begin distributing the cash holdback as soon as practicable.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
June 23, 2005                       Mitchell A. Derenzo, Chief Financial Officer


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